UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06203 )

Exact name of registrant as specified in charter: Putnam Discovery Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2005

Date of reporting period: January 1, 2005--December 31, 2005

Item 1. Report to Stockholders: The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Discovery Growth Fund

12|31|05

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Discovery Growth Fund

12| 31| 05 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	60
Brokerage commissions	61
About the Trustees	62
Officers	68

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Throughout 2005, U.S. and global economies showed both their resilience and their ongoing vulnerability to challenges such as rising energy prices, mounting inflationary pressures, and political concerns. The Federal Reserve Board’s continuing interest-rate increases created additional setbacks for the equity markets as investors grew concerned that the higher rates -- combined with higher energy prices -- would slow growth. Nevertheless, as the year drew to a close, the financial markets demonstrated trends consistent with an expanding economy: relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, Putnam Investments’ management teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued interest-rate increases in 2006.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors, particularly in light of today’s fast-changing market conditions. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Discovery Growth Fund: investing in companies at all stages of the business “life cycle”

Through 12 years of changing financial markets, Putnam Discovery Growth Fund has benefited from its ability to invest in any growing company -- regardless of the company’s size or industry. Take a look at the fund’s portfolio in this report, and you’ll find global giants such as Intel and McDonald’s, as well as less-recognizable companies such as Pride International and Crown Holdings.

The fund’s flexible approach allows the management teams to seek opportunities wherever they can be found, tapping into the growth potential of companies at all stages of the business life cycle. This is important because stocks of small, midsize, and large companies all offer distinct advantages -- and different levels of risk -- for investors.

Large companies tend to be well-established leaders whose growth rates and stock prices remain fairly stable. On the other hand, smaller, less mature companies have the potential to grow at much faster rates, but their stocks may experience more ups and downs. Stocks of midsize companies fall somewhere in between; they may not be growing as fast as their smaller counterparts, but their stock prices and growth rates are likely to be more stable.

The fund’s managers look for attractive opportunities across this universe of growth stocks, and they can seek to strategically shift the portfolio’s holdings as market conditions change. This is a valuable advantage, since markets can be volatile at times, and the growth potential offered by these stocks comes with the risk of greater price fluctuations.

So, how do the fund’s management teams sort through thousands of companies to find

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management teams seek attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the teams to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks of U.S. companies.

Highlights

* For the 12 months ended December 31, 2005, Putnam Discovery Growth Fund’s class A shares returned 6.72% without sales charges.

* The fund’s benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, returned 12.10% and 8.17%, respectively.

* The average return for the fund’s Lipper category, Multi-Cap Growth Funds, was 8.80% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 12/31/05

Since the fund’s inception (4/14/93), average annual return is 8.32% at NAV and 7.86% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.07%	3.51%	49.04%	41.20%

5 years	-5.73	-6.74	-25.54	-29.44

3 years	14.87	12.83	51.56	43.65

1 year	6.72	1.10	6.72	1.10

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

In a year of modest gains for stocks overall, your fund’s returns at net asset value (NAV, or without sales charges) generally kept pace with the broader stock market. On a relative basis, however, performance was somewhat disappointing. The fund did not perform as well as its two benchmarks or the average return for its Lipper category, Multi-Cap Growth Funds. We attribute this to weakness in a number of technology holdings, many of which we sold by the close of the period, as well as one stock that experienced what we believe was a short-term decline as a result of Hurricane Katrina. Our stock selection in the health-care and financial sectors, by contrast, helped the fund’s relative performance during the fiscal year.

Market overview

For the U.S. stock market, the 12 months ended December 31, 2005, have been described as “unremarkable.” Indeed, the Dow Jones Industrial Average ended 2005 with its smallest percentage move -- either up or down -- since its inception in 1896. Similarly, the Nasdaq Composite Index ended the year with its smallest percentage change in either direction since its inception in 1971.

Despite this remarkable flatness, the markets were choppy for most of the year as investors became increasingly concerned about interest rates and energy prices. These worries, however, were offset by some positive trends. The economy continued to expand, job creation improved, and corporate profits were generally solid. Market highlights included an advance in July that pushed the S&P 500 and Nasdaq indexes to new four-year highs, and a late-year rally that briefly sent them to 4 1 / 2 -year highs.

Strategy overview

It has been one year since we reported a change in the fund’s management team and modest shifts in strategy. We now place a greater emphasis on generating incremental returns across a wider range of investment opportunities. We believe that, over time, this approach will improve the fund’s performance.

We typically allocate approximately 30% of the fund’s portfolio to large-cap stocks and 70% to small- and mid-cap stocks. Although macroeconomic, market, and sector analyses are important aspects of our investment process, they are secondary to our focus on individual companies, bottom-up research, and stock selection.

We target companies that, based on our evaluation, have skilled management teams and solid business models, such as those that occupy well-defined niches in rapidly growing industries. From that group, we select stocks that appear attractively priced relative to their potential. Our process also includes risk controls that call for selling positions to capture profits when prices rise to our target levels, and which limit how much the fund can invest in individual stocks as well as the portfolio’s exposure to a particular sector or industry.

Your fund’s holdings

Among the holdings that contributed positively to performance during the period was Apple Computer, which gained more than 128% in the 2005 calendar year. Apple accounted for a rise of 3.7 points in the S&P 500 Index -- more than any other stock. Maker of the extremely popular iPod digital music player, Apple continued to profit from strong demand for the iPod, which has helped boost sales of the company’s other products, such as the iMac and

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 12/31/05.

Equities
Russell Midcap Growth Index (midsize-company growth stocks)	12.10%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	8.17%

Russell 3000 Index (broad stock market)	6.12%

MSCI EAFE Index (international stocks)	13.54%

Bonds
Lehman Aggregate Bond Index (broad bond market)	2.43%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.07%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.65%

PowerBook computers. Biotechnology company Celgene was also a top performer for the fiscal year. Its stock rose in response to news of several favorable Federal Drug Administration trials of its cancer drugs. The stock of CONSOL Energy, a coal and gas company, was a key contributor for the period. The company benefited indirectly from high oil prices, which drove many utility companies to satisfy their fuel needs with less expensive coal instead. In the aerospace and defense sector of the fund’s portfolio, fund holding United Defense Industries was a key contributor, particularly after it was acquired by BAE Systems, one of the world’s leading aerospace and defense companies. By the close of the period, we had sold Celgene and BAE Systems from the portfolio.

Among the holdings that had a negative impact on performance was Ameristar Casinos, whose Mississippi properties suffered extensive damage from Hurricane Katrina. The fund continued to hold the stock at the close of the period, as we believe this Las Vegas-based gaming and entertainment company continues to offer strong long-term growth potential at an attractive valuation. By the close of the period, the stock had already rallied from its 2005 low. Another stock that detracted from performance for the period was that of RSA Security. This company develops systems to safeguard data from non-authorized access and identity theft. The company’s efforts to expand a software line proved to be a drag on profits and the company missed its earnings target. As of the close of the period, we had sold this stock from the portfolio. We also sold the stock of Par Pharmaceuticals, a generic drug manufacturer that had several drugs that simply did not work as hoped. Two other technology companies with earnings disappointments during the period -- Dell and Autodesk -- remained in the portfolio as we believed they continued to offer fundamental strength and long-term growth potential.

Please note that the holdings discussed in this report
may not have been held by the fund for the entire
period. Portfolio composition is subject to review in
accordance with the fund’s investment strategy and
may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 12/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry
MBNA Corp. (1.6%)	Consumer finance

American International Group, Inc (1.4%)	Insurance

Commerce Bancorp, Inc (1.3%)	Banking

Johnson & Johnson (1.2%)	Pharmaceuticals

WESCO International, Inc. (1.0%)	Electrical equipment

U.S. Bancorp (1.0%)	Banking

L-3 Communications Holdings, Inc. (1.0%)	Aerospace and defense

Varian Medical Systems, Inc. (1.0%)	Medical technology

Dell, Inc ( The) (0.9%)	Computers

Countrywide Financial Corp. (0.9%)	Consumer finance

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the close of the fund’s fiscal year, investors were reflecting on the modest gains and sometimes volatile market conditions of 2005, particularly in the final weeks of the year. Investors continued to be focused on issues such as high oil prices and potential slowdowns in the housing market and consumer spending. However, there was also good news to consider, including continued economic expansion and a healthy pace of corporate profitability growth.

Regardless of the direction the markets take in the months ahead, we expect to maintain our focus on the long-term potential of individual companies rather than short-term developments in the economy. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by the fund’s diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about general themes at work in the market do influence our decisions as well, but not to the same extent.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended December 31, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/14/93)		(10/2/95)		(2/1/99)		(10/2/95)		(12/1/03)	(3/4/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.32%	7.86%	7.51%	7.51%	7.52%	7.52%	7.79%	7.49%	8.05%	8.40%

10 years	49.04	41.20	38.33	38.33	38.45	38.45	41.93	36.98	45.40	50.50
Annual average	4.07	3.51	3.30	3.30	3.31	3.31	3.56	3.20	3.81	4.17

5 years	-25.54	-29.44	-28.26	-29.70	-28.24	-28.24	-27.32	-29.86	-26.44	-24.81
Annual average	-5.73	-6.74	-6.43	-6.80	-6.42	-6.42	-6.18	-6.85	-5.96	-5.54

3 years	51.56	43.65	48.17	45.17	48.26	48.26	49.27	44.11	50.45	52.79
Annual average	14.87	12.83	14.00	13.23	14.03	14.03	14.29	12.95	14.59	15.18

1 year	6.72	1.10	5.93	0.93	5.93	4.93	6.20	2.46	6.44	7.02

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 12/31/05

	Russell Midcap	Russell 2500	Lipper Multi-Cap Growth
	Growth Index	Growth Index	Funds category average*

Annual average
(life of fund)	10.34%	9.14%	10.52%

10 years	142.60	103.67	125.35
Annual average	9.27	7.37	7.86

5 years	7.09	14.67	-9.83
Annual average	1.38	2.78	-2.72

3 years	84.74	81.37	65.27
Annual average	22.70	21.95	18.09

1 year	12.10	8.17	8.80

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 12/31/05, there were 409, 358, 279, and 89 funds, respectively, in this Lipper category.

Fund price and distribution* information
For the 12-month period ended 12/31/05

		Class A		Class B	Class C	Class M		Class R	Class Y
	Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	12/31/04	$17.27	$18.23	$16.03	$16.53	$16.46	$17.06	$17.23	$17.39

	12/31/05	18.43	19.45	16.98	17.51	17.48	18.07†	18.34	18.61

*	The fund made no distributions during the period.
†	Reflects a reduction in sales charges that took effect on April 1, 2005.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from July 1, 2005, to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.06	$ 11.96	$ 11.96	$ 10.67	$ 9.36	$ 6.76

Ending value (after expenses)	$1,076.50	$1,072.60	$1,072.90	$1,074.40	$1,075.00	$1,078.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2005, use the calculation method below. To find the value of your investment on July 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.83	$ 11.62	$ 11.62	$ 10.36	$ 9.10	$ 6.56

Ending value (after expenses)	$1,017.44	$1,013.66	$1,013.66	$1,014.92	$1,016.18	$1,018.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Average annualized expense
ratio for Lipper peer group†	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Discovery Growth Fund	141%	93%	62%	75%*	83%

Lipper Multi-Cap Growth Funds
category average	116%	148%	155%	149%	186%

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on December 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader and Robert Ginsberg and Raymond Haddad are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Richard Weed	2005	*

Portfolio Leader	2004	*

Robert Ginsberg	2005	*

Portfolio Member	N/A

Raymond Haddad	2005	*

Portfolio Member	2004	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $500,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Richard Weed is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund. He is also a Portfolio Member of Putnam New Opportunities Fund.

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Raymond Haddad is also a Portfolio Member of Putnam OTC & Emerging Growth Fund.

Richard Weed, Robert Ginsberg, and Raymond Haddad may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended December 31, 2005, Robert Ginsberg became a Portfolio Member of your fund.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (reduced to 3.25% on April 1, 2005).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small-mid-cap Russell 2500 Index chosen for their growth orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the

Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 33rd percentile in total expenses (less any applicable 12b-1 fees) based on information available in February 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds’ management fees in light of Putnam funds’ competitive industry practices. The Trustees considered various possible modifications to the current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that signifi-cant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Multi-Cap Growth Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

78th	68th	86th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 418, 343, and 223 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.*) The Trustees noted the disappointing performance for your fund for the one- and five-year periods ended December 31, 2004. In this regard, the Trustees considered that, over the last year, Putnam Management has clarified the fund’s investment philosophy and made substantial changes to the investment team. In addition, the fund has adopted a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2005 were 65th, 79th, and 88th, respectively. Over the one-, five- and ten-year periods ended December 31, 2005, the fund ranked 265th out of 409 funds, 220th out of 279 funds, and 79th out of 89 funds, respectively. The Trustees did not consider this information in approving the continuance of your fund’s management contract.

The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Discovery Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Discovery Growth Fund (the “fund”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 10, 2006

The fund’s portfolio 12/31/05

COMMON STOCKS (98.8%)*

	Shares	Value

Aerospace and Defense (2.2%)
Aeroflex, Inc. †	195,600	$2,102,700
DRS Technologies, Inc.	127,200	6,540,624
L-3 Communications Holdings, Inc.	126,800	9,427,580
Lockheed Martin Corp.	47,200	3,003,336
		21,074,240

Airlines (0.2%)
Southwest Airlines Co.	134,400	2,208,192

Automotive (0.5%)
Oshkosh Truck Corp.	107,400	4,788,966

Banking (4.0%)
Commerce Bancorp, Inc.	358,800	12,346,308
Corus Bankshares, Inc.	74,100	4,169,607
Marshall & Ilsley Corp.	54,400	2,341,376
U.S. Bancorp	332,500	9,938,425
UnionBanCal Corp.	63,800	4,384,336
Washington Mutual, Inc.	139,500	6,068,250
		39,248,302

Biotechnology (2.4%)
Amgen, Inc. †	87,900	6,931,794
Amylin Pharmaceuticals, Inc. †	75,700	3,021,944
Genentech, Inc. †	18,800	1,739,000
Invitrogen Corp. †	57,100	3,805,144
MedImmune, Inc. †	236,200	8,271,724
		23,769,606

Broadcasting (0.2%)
XM Satellite Radio Holdings, Inc. Class A †	66,900	1,825,032

Building Materials (0.5%)
Sherwin Williams Co.	69,500	3,156,690
Vulcan Materials Co.	29,900	2,025,725
		5,182,415

Coal (1.2%)
CONSOL Energy, Inc.	77,800	5,071,004
International Coal Group, Inc. †	91,100	865,450
Peabody Energy Corp.	75,400	6,214,468
		12,150,922

Commercial and Consumer Services (4.2%)
ARAMARK Corp. Class B	120,500	3,347,490
Consolidated Graphics, Inc. †	60,300	2,854,602
eBay, Inc. †	179,300	7,754,725

COMMON STOCKS (98.8%)* continued

	Shares	Value

Commercial and Consumer Services continued
Google, Inc. Class A †	7,500	$3,111,450
John H. Harland Co.	69,600	2,616,960
Manpower, Inc.	111,500	5,184,750
VistaPrint, Ltd. (Bermuda) †	69,700	1,585,954
Walter Industries, Inc.	94,800	4,713,456
West Corp. †	100,700	4,244,505
Yahoo!, Inc. †	157,800	6,182,604
		41,596,496

Communications Equipment (1.5%)
Cisco Systems, Inc. †	464,200	7,947,104
Nice Systems, Ltd. ADR (Israel) †	37,000	1,781,920
Qualcomm, Inc.	104,800	4,514,784
		14,243,808

Computers (4.7%)
Apple Computer, Inc. †	91,100	6,549,179
Dell, Inc. †	285,900	8,574,141
EMC Corp. †	501,400	6,829,068
Intergraph Corp. †	108,100	5,384,461
j2 Global Communications, Inc. †	93,400	3,991,916
NCR Corp. †	96,900	3,288,786
Patni Computer Systems, Ltd. ADR (India) †	4,300	99,674
Seagate Technology (Cayman Islands) †	326,300	6,522,737
Western Digital Corp. †	242,037	4,504,309
		45,744,271

Conglomerates (0.3%)
Danaher Corp.	59,800	3,335,644

Consumer Cyclicals (1.0%)
Harman International Industries, Inc.	46,800	4,579,380
Tupperware Corp.	234,100	5,243,840
		9,823,220

Consumer Finance (3.2%)
Capital One Financial Corp.	87,300	7,542,720
Countrywide Financial Corp.	250,700	8,571,433
MBNA Corp.	566,900	15,391,335
		31,505,488

Consumer Goods (1.0%)
Chattem, Inc. †	90,500	3,293,295
Weight Watchers International, Inc. †	121,800	6,020,574
		9,313,869

Consumer Services (1.4%)
Interline Brands, Inc. †	171,700	3,906,175
Labor Ready, Inc. †	277,000	5,767,140
Talx Corp.	85,900	3,926,489
		13,599,804

COMMON STOCKS (98.8%)* continued

	Shares	Value

Electric Utilities (0.5%)
Exelon Corp.	87,000	$4,623,180

Electrical Equipment (1.0%)
WESCO International, Inc. †	232,900	9,951,817

Electronics (2.9%)
Amphenol Corp. Class A	77,000	3,408,020
Atmel Corp. †	1,178,600	3,641,874
Freescale Semiconductor, Inc. Class A †	237,200	5,975,068
Freescale Semiconductor, Inc. Class B †	82,500	2,076,525
Intel Corp.	337,100	8,414,016
Texas Instruments, Inc.	134,100	4,300,587
		27,816,090

Energy (4.0%)
Cal Dive International, Inc. †	146,100	5,243,529
Cooper Cameron Corp. †	167,600	6,938,640
Hercules Offshore, Inc. †	48,400	1,375,044
Patterson-UTI Energy, Inc.	125,000	4,118,750
Pride International, Inc. †	221,500	6,811,125
Rowan Cos., Inc.	133,200	4,747,248
Unit Corp. †	93,200	5,128,796
Veritas DGC, Inc. †	121,300	4,304,937
		38,668,069

Energy (Oil Field) (--%)
Suntech Power Holdings Co., Ltd. ADR (China) †	16,800	457,800

Entertainment (--%)
Speedway Motorsports, Inc.	2,100	72,807

Environmental (0.3%)
Clean Harbors, Inc. †	106,300	3,062,503

Financial (0.3%)
WFS Financial, Inc. †	37,900	2,886,085

Forest Products and Packaging (0.6%)
Crown Holdings, Inc. †	301,500	5,888,295

Gaming & Lottery (1.0%)
Ameristar Casinos, Inc.	145,100	3,293,770
GTECH Holdings Corp.	205,900	6,535,266
		9,829,036

Health Care Services (5.2%)
Bio-Rad Laboratories, Inc. Class A †	14,700	961,968
Cardinal Health, Inc.	79,000	5,431,250
Cerner Corp. †	69,100	6,281,881
Express Scripts, Inc. †	28,600	2,396,680

COMMON STOCKS (98.8%)* continued

	Shares	Value

Health Care Services continued
HCA, Inc.	52,800	$2,666,400
Henry Schein, Inc. †	67,600	2,950,064
Humana, Inc. †	40,300	2,189,499
Medco Health Solutions, Inc. †	57,000	3,180,600
Pediatrix Medical Group, Inc. †	81,600	7,227,312
Sierra Health Services, Inc. †	86,100	6,884,556
UnitedHealth Group, Inc.	105,800	6,574,412
WellPoint, Inc. †	46,000	3,670,340
		50,414,962

Homebuilding (0.7%)
Desarrolladora Homex SA de CV ADR (Mexico) †	97,100	2,979,028
NVR, Inc. †	5,900	4,141,800
		7,120,828

Household Furniture and Appliances (0.5%)
Conn’s, Inc. †	124,300	4,582,941

Insurance (3.5%)
ACE, Ltd. (Bermuda)	72,000	3,847,680
American International Group, Inc. #	204,800	13,973,504
AmerUs Group Co.	52,800	2,992,176
Everest Re Group, Ltd. (Barbados)	38,900	3,903,615
Safety Insurance Group, Inc.	66,600	2,688,642
W.R. Berkley Corp.	135,900	6,471,558
		33,877,175

Investment Banking/Brokerage (1.8%)
Bear Stearns Cos., Inc. (The)	30,700	3,546,771
Calamos Asset Management, Inc. Class A	87,100	2,739,295
Lehman Brothers Holdings, Inc.	31,700	4,062,989
Nuveen Investments, Inc. Class A	160,500	6,840,510
		17,189,565

Leisure (0.6%)
Brunswick Corp.	89,900	3,655,334
Harley-Davidson, Inc.	48,900	2,517,861
		6,173,195

Lodging/Tourism (1.1%)
Choice Hotels International, Inc.	91,500	3,821,040
Las Vegas Sands Corp. †	78,800	3,110,236
Royal Caribbean Cruises, Ltd.	89,900	4,050,894
		10,982,170

Machinery (3.6%)
Caterpillar, Inc.	95,900	5,540,143
Cummins, Inc.	51,900	4,656,987
JLG Industries, Inc.	151,100	6,899,226

COMMON STOCKS (98.8%)* continued

	Shares	Value

Machinery continued
Parker-Hannifin Corp.	123,500	$8,146,060
Timken Co.	187,700	6,010,154
Wabtec Corp.	126,000	3,389,400
		34,641,970

Medical Technology (6.3%)
Bausch & Lomb, Inc.	73,700	5,004,230
Baxter International, Inc.	112,600	4,239,390
Becton, Dickinson and Co.	61,400	3,688,912
Charles River Laboratories International, Inc. †	99,000	4,194,630
Cynosure, Inc. Class A †	3,900	81,861
Dade Behring Holdings, Inc.	167,500	6,849,075
DJ Orthopedics, Inc. †	25,400	700,532
Kinetic Concepts, Inc. †	140,960	5,604,570
LCA-Vision, Inc.	89,700	4,261,647
Medtronic, Inc.	93,400	5,377,038
Mentor Corp.	80,500	3,709,440
St. Jude Medical, Inc. †	54,400	2,730,880
Sybron Dental Specialties, Inc. †	131,000	5,215,110
Varian Medical Systems, Inc. †	185,900	9,358,206
		61,015,521

Metals (1.2%)
Freeport-McMoRan Copper & Gold, Inc. Class B	138,700	7,462,060
Steel Dynamics, Inc.	128,800	4,573,688
		12,035,748

Oil & Gas (4.9%)
Amerada Hess Corp.	33,300	4,223,106
Apache Corp.	61,600	4,220,832
Bronco Drilling Co., Inc. †	45,390	1,044,424
Devon Energy Corp.	54,500	3,408,430
Giant Industries, Inc. †	75,400	3,917,784
Marathon Oil Corp.	76,800	4,682,496
Noble Energy, Inc.	145,300	5,855,590
Occidental Petroleum Corp.	76,800	6,134,784
Sunoco, Inc.	69,100	5,416,058
Universal Compression Holdings, Inc. †	76,300	3,137,456
Valero Energy Corp.	103,400	5,335,440
		47,376,400

Pharmaceuticals (4.9%)
Barr Pharmaceuticals, Inc. †	105,500	6,571,595
Cephalon, Inc. †	108,600	7,030,764
Endo Pharmaceuticals Holdings, Inc. †	136,000	4,115,360
Hospira, Inc. †	167,100	7,148,538
Johnson & Johnson	198,300	11,917,830
Salix Pharmaceuticals, Ltd. †	71,800	1,262,244

COMMON STOCKS (98.8%)* continued

	Shares	Value

Pharmaceuticals continued
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	40,400	$1,737,604
Watson Pharmaceuticals, Inc. †	79,700	2,591,047
Wyeth	126,600	5,832,462
		48,207,444

Power Producers (0.2%)
AES Corp. (The) †	125,300	1,983,499

Publishing (1.4%)
McGraw-Hill Companies, Inc. (The)	69,000	3,562,470
R. H. Donnelley Corp. †	133,100	8,201,622
R. R. Donnelley & Sons Co.	64,600	2,209,966
		13,974,058

Real Estate (0.7%)
CB Richard Ellis Group, Inc. Class A †	112,200	6,602,970

Restaurants (2.1%)
Domino’s Pizza, Inc.	193,000	4,670,600
McDonald’s Corp.	65,200	2,198,544
Red Robin Gourmet Burgers, Inc. †	102,900	5,243,784
Starbucks Corp. †	125,100	3,754,251
Yum! Brands, Inc.	91,300	4,280,144
		20,147,323

Retail (6.5%)
Abercrombie & Fitch Co. Class A	48,800	3,180,784
Advance Auto Parts, Inc. †	153,600	6,675,456
Aeropostale, Inc. †	189,600	4,986,480
American Eagle Outfitters, Inc.	96,200	2,210,676
Best Buy Co., Inc.	81,400	3,539,272
Great Atlantic & Pacific Tea Co. †	169,700	5,393,066
Home Depot, Inc. (The)	148,300	6,003,184
Lowe’s Cos., Inc.	82,300	5,486,118
Michaels Stores, Inc.	212,800	7,526,736
New York & Company, Inc. †	191,200	4,053,440
Pacific Sunwear of California, Inc. †	134,200	3,344,264
Staples, Inc.	289,400	6,572,274
Stein Mart, Inc.	139,200	2,526,480
Whole Foods Market, Inc.	27,400	2,120,486
		63,618,716

Schools (0.8%)
Apollo Group, Inc. Class A †	35,200	2,128,192
Career Education Corp. †	161,200	5,435,664
		7,563,856

COMMON STOCKS (98.8%)* continued

	Shares	Value

Semiconductor (1.5%)
Applied Materials, Inc.	200,400	$3,595,176
Brooks Automation, Inc. †	248,800	3,117,464
Lam Research Corp. †	226,100	8,067,248
		14,779,888

Shipping (0.4%)
J. B. Hunt Transport Services, Inc.	188,900	4,276,696

Software (3.7%)
Adobe Systems, Inc.	70,200	2,594,592
Autodesk, Inc.	53,800	2,310,710
Blackboard, Inc. †	135,300	3,920,994
Cadence Design Systems, Inc. †	221,800	3,752,856
Citrix Systems, Inc. †	53,300	1,533,974
Epicor Software Corp. †	224,900	3,177,837
FileNET Corp. †	97,800	2,528,130
MarketSoft Software Corp. (acquired 8/12/04, cost $329)
(Private) ‡ † (F)	5,783	1
McAfee, Inc. †	77,100	2,091,723
Oracle Corp. †	287,600	3,511,596
Parametric Technology Corp. †	553,100	3,373,910
Progress Software Corp. †	150,100	4,259,838
SSA Global Technologies, Inc. †	167,600	3,048,644
		36,104,805

Technology Services (3.8%)
Accenture, Ltd. Class A (Bermuda)	73,000	2,107,510
Automatic Data Processing, Inc.	59,400	2,725,866
CSG Systems International, Inc. †	244,700	5,461,704
Fair Isaac Corp.	171,700	7,583,989
Fiserv, Inc. †	163,100	7,057,337
Global Payments, Inc.	149,600	6,972,856
IHS, Inc. Class A †	60,080	1,232,842
Transaction Systems Architects, Inc. †	121,900	3,509,501
		36,651,605

Telecommunications (1.2%)
Nextel Partners, Inc. Class A †	228,600	6,387,084
Sprint Nextel Corp.	214,700	5,015,392
		11,402,476

Textiles (1.6%)
Armor Holdings, Inc. †	135,700	5,787,605
K-Swiss, Inc. Class A	155,700	5,050,908
Phillips-Van Heusen Corp.	144,400	4,678,560
		15,517,073

Tobacco (0.6%)
Altria Group, Inc.	84,100	6,283,952

	COMMON STOCKS (98.8%)* continued

		Shares	Value
	Transportation (0.3%)
	Hornbeck Offshore Services, Inc. †	81,500	$2,665,050

	Transportation Services (0.6%)
	United Parcel Service, Inc. Class B	77,100	5,794,063

	Total common stocks (cost $872,656,514)		$963,649,906

	CONVERTIBLE PREFERRED STOCKS (0.2%)*

		Shares	Value
	Bowstreet Inc. Series A1 cv. pfd. (acquired
	11/23/04, cost $20,621) (Private) ‡ † (F)	33,711	$21,575
	Bowstreet Inc. Series A2 cv. pfd. (acquired
	10/25/00, cost $1,500,000) (Private) ‡ † (F)	65,033	41,621
	CommVault Systems zero % cv. pfd. (acquired
	various dates from 01/30/02 through 09/04/03,
	cost $1,250,002) (Private) ‡ † (F)	399,234	1,249,602
	Hyper Energy, Inc. 0.00 % cv. pfd. (acquired
	9/5/00, cost $149,983) (Private) ‡ † (F)	4,304	43
	MarketSoft Software Corp. Ser. D, zero %
	cv. pfd. (acquired various dates from 12/07/00
	through 08/12/04, cost $1,109,670) (Private) ‡ † (F)	182,257	168,446
	NeoPhotonics Corp. cv. pfd.(acquired 10/05/04,
	cost $49) (Private) ‡ † (F)	55	10
	Totality Corp. Ser. D, $0.346 cum. cv. pfd.
	(acquired 07/27/00, cost $336,828) (Private) ‡ † (F)	122,060	6,103

	Total convertible preferred stocks (cost $4,367,153)		$1,487,400

	SHORT-TERM INVESTMENTS (1.5%)* (cost $14,570,957)

		Shares	Value
	Putnam Prime Money Market Fund (e)	14,570,957	$14,570,957

	TOTAL INVESTMENTS
	Total investments (cost $891,594,624)		$979,708,263
*	Percentages indicated are based on net assets of $975,564,386.
†	Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2005 was $1,487,401 or 0.2% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2005.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At December 31, 2005, liquid assets totaling $4,416,267 have been designated as collateral for open written options and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 12/31/05

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P MidCap 400 Index Mini (Long)	21	$1,560,720	Mar-06	$ (9,711)
Russell 2000 Index Mini (Long)	19	1,288,770	Mar-06	(11,570)
NASDAQ 100 Index Mini (Long)	10	331,800	Mar-06	(6,687)

Total				$(27,968)

WRITTEN OPTIONS OUTSTANDING at 12/31/05 (premiums received $13,668)

		Contract	Expiration date/
		amount	strike price	Value

Commerce Bancorp, Inc. (Call)		12,253	Jan-06/38.03	$ 729
Invitrogen Corp. (Call)		4,550	Jan-06/72.84	1,620
Kinetic Concepts, Inc. (Put)		12,787	Jan-06/34.18	1,151

Total				$3,500

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/05

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $877,023,667)	$965,137,306
Affiliated issuers (identified cost $14,570,957) (Note 5)	14,570,957

Dividends, interest and other receivables	752,321

Receivable for shares of the fund sold	257,165

Receivable for securities sold	2,046,043

Total assets	982,763,792

LIABILITIES
Payable for variation margin (Note 1)	13,825

Payable for securities purchased	1,565,753

Payable for shares of the fund repurchased	2,430,250

Payable for compensation of Manager (Notes 2 and 5)	1,336,875

Payable for investor servicing and custodian fees (Note 2)	438,039

Payable for Trustee compensation and expenses (Note 2)	234,467

Payable for administrative services (Note 2)	1,857

Payable for distribution fees (Note 2)	700,759

Written options outstanding, at value (premiums received $13,668) (Note 1)	3,500

Other accrued expenses	474,081

Total liabilities	7,199,406

Net assets	$975,564,386

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 1,979,924,969

Accumulated net realized loss on investments (Note 1)	(1,092,455,491)

Net unrealized appreciation of investments	88,094,908

Total -- Representing net assets applicable to capital shares outstanding	$975,564,386

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($571,624,411 divided by 31,007,965 shares)	$18.43

Offering price per class A share
(100/94.75 of $18.43)*	$19.45

Net asset value and offering price per class B share
($330,366,782 divided by 19,457,978 shares)**	$16.98

Net asset value and offering price per class C share
($39,583,680 divided by 2,260,637 shares)**	$17.51

Net asset value and redemption price per class M share
($23,615,650 divided by 1,351,202 shares)	$17.48

Offering price per class M share
(100/96.75 of $17.48)*	$18.07

Net asset value, offering price and redemption price per class R share
($53,964 divided by 2,942 shares)	$18.34

Net asset value, offering price and redemption price per class Y share
($10,319,899 divided by 554,608 shares)	$18.61

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 12/31/05

INVESTMENT INCOME
Dividends (net of foreign tax of $2,305) (Note 1)	$ 7,563,697

Interest (including interest income of $364,685
from investments in affiliated issuers) (Note 5)	367,330

Other income (Note 6)	682,092

Total investment income	8,613,119

EXPENSES
Compensation of Manager (Note 2)	6,858,822

Investor servicing fees (Note 2)	6,653,021

Custodian fees (Note 2)	218,306

Trustee compensation and expenses (Note 2)	51,909

Administrative services (Note 2)	33,343

Distribution fees -- Class A (Note 2)	1,520,856

Distribution fees -- Class B (Note 2)	3,742,196

Distribution fees -- Class C (Note 2)	441,233

Distribution fees -- Class M (Note 2)	200,534

Distribution fees -- Class R (Note 2)	161

Non-recurring costs (Notes 2 and 6)	12,179

Costs assumed by Manager (Notes 2 and 6)	(12,179)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(345,428)

Other	302,611

Total expenses	19,677,564

Expense reduction (Note 2)	(759,669)

Net expenses	18,917,895

Net investment loss	(10,304,776)

Net realized gain on investments (Notes 1 and 3)	144,052,967

Net realized gain on swap contracts (Note 1)	709,433

Net realized loss on futures contracts (Note 1)	(350,939)

Net realized gain on written options (Notes 1 and 3)	567,785

Net unrealized appreciation assets and liabilities
in foreign currencies during the year	637

Net unrealized depreciation of investments, futures contracts
and written options during the year	(77,280,932)

Net gain on investments	67,698,951

Net increase in net assets resulting from operations	$ 57,394,175

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	12/31/05	12/31/04

Operations:
Net investment loss	$ (10,304,776)	$ (13,837,689)

Net realized gain on investments	144,979,246	127,236,871

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(77,280,295)	(36,054,755)

Net increase in net assets resulting from operations	57,394,175	77,344,427

Redemption fees (Note 1)	2,779	482

Decrease from capital share transactions (Note 4)	(323,471,579)	(389,305,147)

Total decrease in net assets	(266,074,625)	(311,960,238)

NET ASSETS
Beginning of year	1,241,639,011	1,553,599,249

End of year (including undistributed net investment
income of $-- and $--, respectively)	$ 975,564,386	$1,241,639,011

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

			Year ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value,
beginning of period	$17.27	$16.12	$12.16	$17.19	$24.75

Investment operations:
Net investment loss (a)	(.11)(d,e)	(.11)(d,g)	(.12)	(.13)	(.15)

Net realized and unrealized
gain (loss) on investments	1.27	1.26	4.08	(4.90)	(7.41)

Total from
investment operations	1.16	1.15	3.96	(5.03)	(7.56)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$18.43	$17.27	$16.12	$12.16	$17.19

Total return at
net asset value (%)(b)	6.72(e)	7.13	32.57	(29.26)	(30.55)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$571,624	$687,124	$798,401	$780,198	$1,023,512

Ratio of expenses to
average net assets (%)(c)	1.54(d)	1.43(d)	1.34	1.26	1.10

Ratio of net investment loss
to average net assets (%)	(.66)(d,e)	(.69)(d,g)	(.88)	(.90)	(.80)

Portfolio turnover (%)	141.14	93.19	61.97	74.98(h)	83.46

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and less than 0.01% of average net assets for class A shares, respectively (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.06% of average net assets for class A shares (Note 6).

(f) Amounts represent less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

			Year ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value,
beginning of period	$16.03	$15.07	$11.46	$16.32	$23.67

Investment operations:
Net investment loss (a)	(.22)(d,e)	(.22)(d,g)	(.21)	(.22)	(.28)

Net realized and unrealized
gain (loss) on investments	1.17	1.18	3.82	(4.64)	(7.07)

Total from
investment operations	.95	.96	3.61	(4.86)	(7.35)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$16.98	$16.03	$15.07	$11.46	$16.32

Total return at
net asset value (%)(b)	5.93(e)	6.37	31.50	(29.78)	(31.05)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$330,367	$455,259	$624,076	$596,850	$769,099

Ratio of expenses to
average net assets (%)(c)	2.29(d)	2.18(d)	2.09	2.01	1.85

Ratio of net investment loss
to average net assets (%)	(1.41)(d,e)	(1.45)(d,g)	(1.63)	(1.65)	(1.54)

Portfolio turnover (%)	141.14	93.19	61.97	74.98(h)	83.46

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and less than 0.01% of average net assets for class B shares, respectively (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class B shares (Note 6).

(f) Amounts represent less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

			Year ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value,
beginning of period	$16.53	$15.55	$11.81	$16.82	$24.40

Investment operations:
Net investment loss (a)	(.23)(d,e)	(.22)(d,g)	(.22)	(.22)	(.29)

Net realized and unrealized
gain (loss) on investments	1.21	1.20	3.96	(4.79)	(7.29)

Total from
investment operations	.98	.98	3.74	(5.01)	(7.58)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$17.51	$16.53	$15.55	$11.81	$16.82

Total return at
net asset value (%)(b)	5.93(e)	6.30	31.67	(29.79)	(31.07)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$39,584	$52,679	$68,306	$70,454	$75,676

Ratio of expenses to
average net assets (%)(c)	2.29(d)	2.18(d)	2.09	2.01	1.85

Ratio of net investment loss
to average net assets (%)	(1.41)(d,e)	(1.45)(d,g)	(1.63)	(1.65)	(1.55)

Portfolio turnover (%)	141.14	93.19	61.97	74.98(h)	83.46

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and less than 0.01% of average net assets for class C shares, respectively (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class C shares (Note 6).

(f) Amounts represent less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

			Year ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value,
beginning of period	$16.46	$15.44	$11.71	$16.63	$24.05

Investment operations:
Net investment loss (a)	(.19)(d,e)	(.18)(d,g)	(.19)	(.19)	(.24)

Net realized and unrealized
gain (loss) on investments	1.21	1.20	3.92	(4.73)	(7.18)

Total from
investment operations	1.02	1.02	3.73	(4.92)	(7.42)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$17.48	$16.46	$15.44	$11.71	$16.63

Total return at
net asset value (%)(b)	6.20(e)	6.61	31.85	(29.59)	(30.85)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$23,616	$32,508	$42,555	$44,378	$71,777

Ratio of expenses to
average net assets (%)(c)	2.04(d)	1.93(d)	1.84	1.76	1.60

Ratio of net investment loss
to average net assets (%)	(1.16)(d,e)	(1.20)(d,g)	(1.38)	(1.40)	(1.29)

Portfolio turnover (%)	141.14	93.19	61.97	74.98(h)	83.46

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and less than 0.01% of average net assets for class M shares, respectively (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class M shares (Note 6).

(f) Amounts represent less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

		Year ended	Year ended	Period
		12/31/05	12/31/04	12/1/03†-12/31/03

	Net asset value,
	beginning of period	$17.23	$16.12	$16.32

	Investment operations:
	Net investment loss (a)	(.16)(d,e)	(.14)(d,g)	(.01)

	Net realized and unrealized
	gain (loss) on investments	1.27	1.25	(.19)

	Total from
	investment operations	1.11	1.11	(.20)

	Redemption fees	--(f )	--(f )	--

	Net asset value,
	end of period	$18.34	$17.23	$16.12

	Total return at
	net asset value (%)(b)	6.44(e)	6.89	(1.23)*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$54	$3	$1

	Ratio of expenses to
	average net assets (%)(c)	1.79(d)	1.68(d)	.13*

	Ratio of net investment loss
	to average net assets (%)	(.94)(d,e)	(.90)(d,g)	(.10)*

	Portfolio turnover (%)	141.14	93.19	61.97

†	Commencement of operations.

*	Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and less than 0.01% of average net assets for class R shares, respectively (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class R shares (Note 6).

(f) Amounts represent less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

					Period
			Year ended		3/4/02†-
		12/31/05	12/31/04	12/31/03	12/31/02

	Net asset value,
	beginning of period	$17.39	$16.19	$12.18	$16.02

	Investment operations:
	Net investment loss (a)	(.07)(d,e)	(.08)(d,g)	(.09)	(.07)

	Net realized and unrealized
	gain (loss) on investments	1.29	1.28	4.10	(3.77)

	Total from
	investment operations	1.22	1.20	4.01	(3.84)

	Redemption fees	--(f )	--(f )	--	--

	Net asset value,
	end of period	$18.61	$17.39	$16.19	$12.18

	Total return at
	net asset value (%)(b)	7.02(e)	7.41	32.92	(23.97)*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$10,320	$14,065	$20,261	$15,413

	Ratio of expenses to
	average net assets (%)(c)	1.29(d)	1.18(d)	1.09	.84*

	Ratio of net investment loss
	to average net assets (%)	(.41)(d,e)	(.46)(d,g)	(.63)	(.54)*

	Portfolio turnover (%)	141.14	93.19	61.97	74.98(h)

†	Commencement of operations.
*	Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005 and December 31, 2004 reflect a reduction of 0.03% and less than 0.01% of average net assets for class Y shares, respectively (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.06% of average net assets for class Y shares (Note 6).

(f) Amounts represent less than $0.01 per share.

(g) Reflects a special dividend which amounts to $0.02 per share and 0.14% of average net assets.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/05

Note 1: Significant accounting policies

Putnam Discovery Growth Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2005, the fund had a capital loss carryover of $1,091,490,146 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$44,836,600	December 31, 2007

22,418,300	December 31, 2008

641,770,452	December 31, 2009

372,597,779	December 31, 2010

9,712,905	December 31, 2011

154,110	December 31, 2013

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, unrealized and realized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2005, the fund reclassified $10,304,776 to decrease accumulated net investment loss and $10,125,891 to decrease paid-in-capital, with an increase to accumulated net realized losses of $178,885.

The tax basis components of distributable earn-
ings and the federal tax cost as of December 31,
2005 were as follows:

Unrealized appreciation	$ 113,472,324
Unrealized depreciation	(26,351,998)
------------------------------
Net unrealized appreciation	87,120,326
Capital loss carryforward	(1,091,490,146)
Cost for federal income
tax purposes	$ 892,587,937

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through December 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended December 31, 2005, Putnam Management waived $323,647 of its management fee from the fund. For the year ended December 31, 2005, Putnam Management has assumed $12,179 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company

(“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended December 31, 2005, the fund incurred $6,868,518 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended December 31, 2005, the fund’s expenses were reduced by $759,669 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $401, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended December 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $43,975 and $1,788 from the sale of class A and class M shares, respectively, and received $719,349 and $1,784 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended December 31, 2005, Putnam Retail Management, acting as underwriter, received $352 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended December 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,497,428,466 and $1,818,539,145, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	328,551	$ 148,500

Options opened	1,130,484	688,855
Options exercised	(269,790)	(199,276)
Options expired	(1,004,345)	(535,523)
Options closed	(155,310)	(88,888)

Written options
outstanding at
end of year	29,590	$13,668

Note 4: Capital shares

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized.
Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 12/31/05:
Shares sold	4,520,037	$ 77,425,322

Shares issued
in connection
with reinvestment
of distributions	--	--

	4,520,037	77,425,322

Shares
repurchased	(13,300,019)	(229,122,448)

Net decrease	(8,779,982)	$ (151,697,126)

Year ended 12/31/04:
Shares sold	7,832,132	$ 125,324,822

Shares issued
in connection
with reinvestment
of distributions	--	--

	7,832,132	125,324,822

Shares
repurchased	(17,566,296)	(283,079,798)

Net decrease	(9,734,164)	$ (157,754,976)

CLASS B	Shares	Amount
Year ended 12/31/05:
Shares sold	923,707	$ 14,645,811

Shares issued
in connection
with reinvestment
of distributions	--	--

	923,707	14,645,811

Shares
repurchased	(9,873,295)	(156,559,186)

Net decrease	(8,949,588)	$ (141,913,375)

Year ended 12/31/04:
Shares sold	1,584,533	$ 23,831,395

Shares issued
in connection
with reinvestment
of distributions	--	--

	1,584,533	23,831,395

Shares repurchased	(14,575,376)	(217,514,101)

Net decrease	(12,990,843)	$ (193,682,706)

CLASS C	Shares	Amount
Year ended 12/31/05:
Shares sold	110,599	$ 1,813,093

Shares issued
in connection
with reinvestment
of distributions	--	--

	110,599	1,813,093

Shares
repurchased	(1,037,340)	(17,020,080)

Net decrease	(926,741)	$ (15,206,987)

Year ended 12/31/04:
Shares sold	199,210	$ 3,075,195

Shares issued
in connection
with reinvestment
of distributions	--	--

	199,210	3,075,195

Shares
repurchased	(1,405,725)	(21,759,877)

Net decrease	(1,206,515)	$ (18,684,682)

CLASS M	Shares	Amount
Year ended 12/31/05:
Shares sold	85,432	$ 1,391,211

Shares issued
in connection
with reinvestment
of distributions	--	--

	85,432	1,391,211

Shares
repurchased	(709,746)	(11,600,715)

Net decrease	(624,314)	$ (10,209,504)

Year ended 12/31/04:
Shares sold	176,920	$ 2,727,065

Shares issued
in connection
with reinvestment
of distributions	--	--

	176,920	2,727,065

Shares
repurchased	(957,538)	(14,716,348)

Net decrease	(780,618)	$ (11,989,283)

CLASS R	Shares	Amount
Year ended 12/31/05:
Shares sold	2,890	$49,160

Shares issued
in connection
with reinvestment
of distributions	--	--

	2,890	49,160

Shares
repurchased	(132)	(2,345)

Net increase	2,758	$46,815

Year ended 12/31/04:
Shares sold	123	$2,053

Shares issued
in connection
with reinvestment
of distributions	--	--

	123	2,053

Shares
repurchased	--*	(2)

Net increase	123	$2,051
*Amount represents less than 1 share

CLASS Y	Shares	Amount
Year ended 12/31/05:
Shares sold	95,164	$ 1,643,269

Shares issued
in connection
with reinvestment
of distributions	--	--

	95,164	1,643,269

Shares
repurchased	(349,412)	(6,134,671)

Net decrease	(254,248)	$ (4,491,402)

Year ended 12/31/04:
Shares sold	166,823	$ 2,750,464

Shares issued
in connection
with reinvestment
of distributions	--	--

	166,823	2,750,464

Shares
repurchased	(609,291)	(9,946,015)

Net decrease	(442,468)	$ (7,195,551)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended December 31, 2005, management fees paid were reduced by $21,781 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $364,685 for the year ended December 31, 2005. During the year ended December 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $366,285,132 and $380,273,439, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $682,092 was distributed to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Bear Stearns & Company, Lehman Brothers, and Bank of America. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds).
Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Senior Vice President, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN017 230218 2/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In March 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics to go into effect in April 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The March 2005 and July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2005	$53,905*	$--	$4,329	$576
December 31, 2004	$65,458*	$--	$4,289	$282

* Includes fees of $708 and $591 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2005 and December 31, 2004, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2005 and December 31, 2004, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $191,533 and $166,865 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31,
2005	$ --	$62,968	$ --	$ --
December
31, 2004	$ --	$ --	$ --	$ --

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-

2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: February 28, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: February 28, 2006